WADE FUND INC.


                                Audited Financial Statements

                                     Wade Fund, Inc.

                                    Memphis, Tennessee

                                    December 31, 1996

                                 WADE FUND, INC.
                                   Suite 2224
                               5100 Poplar Avenue
                            Memphis, Tennessee  38137

                                March 14, 1997


TO THE STOCKHOLDERS:

Submitted, herewith, is the statement covering operations of Wade Fund, Inc., from January 1, 1996 through December 31, 1996.

The net ordinary income for the year amounted to $1,816.42.   Net profit
from the sale of securities was $52,026.76.

The dividend from net ordinary income was $.10 per share. The dividend from net profit from the sale of securities was $3.04 per share.

The net asset value per share as of December 31, 1996 was $34.81. This compares with $33.60 as of December 31, 1995.

Sincerely yours,

WADE FUND, INC.

s/  Maury Wade, Jr.

Maury Wade, Jr.
President

                               RHEA & IVY, P.L.C.
                Certified Public Accountants & Business Advisors
            Suite 250 - 6000 Poplar Avenue - Memphis, Tennessee 38119







To the Shareholders and Board of Directors
Wade Fund, Inc.
Memphis, Tennessee


                      Independent Auditor's Report
                      ____________________________

We have audited the statements of assets and liabilities and sources of net assets of Wade Fund, Inc., including the schedule of investments as of December 31, 1996, and the related statements of operations, realized gain on investments, unrealized appreciation on investments and changes in net assets for the year then ended, and supplementary information
(note 5) for the five years then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at December 31, 1996, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of December 31, 1996, and the results of its operations and the changes in its net assets for the year then ended, in conformity with generally accepted accounting principles. Also, in our opinion, the supplementary information (note 5) for the five years ended
December 31, 1996, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                             /s Rhea & Ivy, P.L.C.

Memphis, Tennessee
January 9, 1997

                                Wade Fund, Inc.

                        Statement of Assets and Liabilities

                              December 31, 1996
___________________________________________________________________________

                                   Assets
                                   ______


Investments at closing market quotations:
Common stock (cost $128,877.40)                       $   434,231.25
Cash on demand deposit                                      6,717.09
Cash on deposit - safekeeping account                     189,487.83
Dividends receivable                                        1,356.00
Interest receivable                                           721.08
Prepaid bond premium                                          496.11
                                                         ___________
        Total assets                                      633,009.36
                                                         ___________



                                Liabilities
                                ___________


Accrued expenses                                            3,446.22
State franchise taxes payable                                 717.83
Federal and state income taxes payable                         36.44
                                                             _______
              Total liabilities                             4,200.49
                                                             _______

Net assets applicable to 18,066 shares of
     outstanding capital stock                        $   628,808.87
                                                        ____________
                                                        ____________

Net asset value per share of outstanding
     capital stock                                    $        34.81
                                                        ____________
                                                        ____________

Offering and redemption price per share               $        34.81
                                                        ____________
                                                        ____________



                      Statement of Sources of Net Assets
                      __________________________________


                              December 31, 1996
                              _________________


Capital
   Excess of amounts received from sale of
      capital shares over amounts paid out
      in redeeming shares:
        Authorized 100,000 shares, no par value,
        outstanding 18,066 shares                     $   311,601.43
Accumulated net realized gain
   on investment (computed on
   identified cost basis)             $  1,483,452.37
Accumulated distributions
   on net realized gain                  1,477,494.33       5,958.04
                                         ____________

Unrealized appreciation on investments                    305,353.85
                                                          __________

       Total capital                                      622,913.32


Undistributed net income                                    5,895.55
                                                          __________


Net assets applicable to 18,066 shares of
     outstanding capital stock                        $   628,808.87
                                                          __________
                                                          __________


See notes to financial statements.

                            Wade Fund, Inc.

                        Statement of Operations

                  For the Year Ended December 31, 1996

_________________________________________________________________________

Income
   Dividends                                          $  11,553.75
   Interest                                               7,837.92
                                                       ___________
                                                         19,391.67
                                                       ___________
                                                       ___________


Expenses
   Advisory fee                                           4,613.15
   Legal fee                                              4,596.25
   Accounting fee                                         3,650.00
   Custodial fee                                          1,725.00
   Other expenses                                         2,246.85
   Taxes, including federal, state and local                744.00
                                                       ___________
                                                         17,575.25
                                                       ___________


      Net income                                       $  1,816.42
                                                       ___________

      Ratio of total expenses to total income               90.63%



                  Statement of Realized Gain on Investments
                  _________________________________________

                      For the Year Ended December 31, 1996
                      ____________________________________

Realized gain from security transactions
   Proceeds from sale                                  $ 65,734.87
   Cost of securities sold (identified cost basis)       13,708.11
                                                         _________

       Net gain on investments (gain on average
                          cost basis $52,026.76)       $ 52,026.76
                                                       ___________
                                                       ___________



            Statement of Unrealized Appreciation on Investments
            ___________________________________________________

                   For The Year Ended December 31, 1996
                   ____________________________________

Balance at January 1, 1996                          $   284,676.99
Balance at December 31, 1996                            305,353.85
                                                       ___________

     Increase in unrealized appreciation            $    20,676.86
                                                       ___________
                                                       ___________

See notes to financial statements.

                             Wade Fund, Inc.

                    Statement of Changes in Net Assets

                  For the Year Ended December 31, 1996

__________________________________________________________________________

Net Assets
    Net assets at January 1, 1996, including              $   584,346.86
    $5,814.89 in undistributed net income


Income (Expenses)
    Net income per statement of
       income and expenses               $    1,816.42
    Net equalization credits
       (debits) included in
       price of shares sold
       and repurchased                          (23.46)
   Distribution to shareholders
       of $.10 a share                       (1,712.30)
                                             __________


       Decrease in balance of undistributed
          net income                                               80.66

Realized Gain or Loss on Investments
    Net gain from sale of investments        52,026.76
    Distribution to shareholders
       of $3.04 a share                     (52,053.92)
                                            ___________

       Decrease in undistributed
          net realized gain                                       (27.16)


Increase in unrealized appreciation
   of investments                                              20,676.86

Capital Stock Issued and Repurchased
  (exclusive of equalization
     debits and credits)
     Amounts received from
       subscriptions to 1,242
       shares of capital stock               43,154.61
     Less amounts paid for capital
       stock repurchased                    (19,422.96)
                                             __________
         Increase in capital stock                             23,731.65


Net assets at December 31, 1996, including
   $5,895.55 in undistributed net income                   $  628,808.87
                                                            ____________
                                                            ____________




See notes to financial statements.

                            Wade Fund, Inc.

                        Schedule of Investments

                          December 31, 1996
_____________________________________________________________________________

                                     Number of                      Market
                                      Shares          Cost           Value
                                    _________      ___________     _________
Common stocks - 69.06%

   Aluminum - 7.10%
     Aluminum Co. of America           700        $  6,456.75    $  44,625.00
                                                     ________       _________
   Bank and Finance - 14.92%
     J. P. Morgan and Co. Inc.         500           1,833.19       48,812.50
     First Tennessee National
        Corporation                  1,200          22,780.00       45,000.00
                                                    _________       _________
                                                    24,613.19       93,812.50
                                                    _________       _________

   Electronics - 6.08%
     Texas Instruments, Inc.           600           1,609.41       38,250.00
                                                    _________       _________
   Gold - 4.84%
     Placer Dome, Inc.               1,400           1,082.11       30,450.00
                                                    _________       _________

   Insurance - 5.65%
     Safeco Corporation                900           1,080.71       35,493.75
                                                    _________       _________

   Metals - 5.37%
     Phelps Dodge Corp.                500          23,634.00       33,750.00
                                                    _________       _________

   Paper Products - 6.44%
     International Paper, Inc.       1,000          24,828.25       40,500.00
                                                    _________       _________

   Petroleum Services - 6.35%
     Schlumberger, Ltd.                400          14,778.80       39,950.00
                                                    _________       _________

   Pharmaceutical - 6.93%
     Bristol Myers Squibb              400          23,885.00       43,600.00
                                                    _________       _________

   Railroads - 5.38%
     CSX Corporation                   800           6,909.18       33,800.00
                                                    _________       _________

       Total investments - 69.06%         (A)   $  128,877.40      434,231.25
                                                _____________
       Other assets less                        _____________
             liabilities - 30.94%                                  194,577.62
                                                                 ____________

       Net assets - 100%                                         $ 628,808.87
                                                                 ____________
                                                                 ____________

(A) Represents the aggregate cost of investments for federal income tax purposes




See notes to financial statements.

                           Wade Fund, Inc.

                     Notes to Financial Statements

                          December 31, 1996


_________________________________________________________________________

Note (1) - Significant Accounting Policies
           _______________________________

            Income Taxes
            ____________

     Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.


            Equalization
            ____________

     The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

            Investments
            ___________

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. During the year ended December 31, 1996, proceeds of securities sold were $65,734.87.

            Estimates
            _________

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note (2) - Capital Stock
           _____________

     The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.

Note (3) - Dividends and Distributions

     On December 13, 1996, the Board of Directors declared a dividend distribution from net realized gains from security transactions of $3.04 per share and from net income of $.10 per share. The dividends were paid December 20, 1996 to stockholders of record December 12, 1995.


Note (4) - Investment Advisory Fee

     Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at theend of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $4,613.15 for his services as investment advisor.

Note (5 - Supplementary Information

     Net asset values and dividends declared per share, for the five years ended December 31, 1998 are as follows:

                                              Dividends Declared
                                          _____________________________
                                                               From
              Year                Net              From      Realized
              Ended              Asset             Net        Capital
           December 31,          Value            Income       Gains
           ____________          _____            ______      ________

              1992               30.65              .19         2.75
              1993               30.73               __         2.77
              1994               29.64              .06          .61
              1995               33.60              .15         2.08
              1996               34.81              .10         3.04


Note (6) - Concentration of Risk

     At December 31, 1996, the Fund had a concentration of credit risk with a certain financial institution in the form of a bank cash account. If the financial institution failed to completely perform under the terms of the financial instruments, the exposure for credit loss would be in the amount of the financial instruments less amounts covered by regulatory insurance.


WADE FUND, INC.-              FINANCIAL HIGHLIGHTS

The following is a condensation of certain pertinent information.
PER SHARE INCOME AND CAPITAL CHANGES - (For a share outstanding throughout the year ending December 31st)
                                                     Year Ending December 31
                                   1992         1993         1994         1995         1996
                                    ___________________________________________________________

Net Asset Value, Beginning
  of Period . . . . . . . . . .     $31.24      $30.65       $30.73       $29.64       $33.60

Income From Investment
  Operations:

  Net Investment Income . . . .      $0.21      ($0.08)       $0.08        $0.12        $0.09
  Net Realized and Unrealized
    Gains (Losses) on Securities     $2.14       $2.93       ($0.50)       $6.07        $4.26
                                  _____________________________________________________________

Total From Investment Operations     $2.35       $2.85       ($0.42)       $6.19        $4.35

Less Distributions:

  Dividends from Net Income . . .    $0.19       $0.00        $0.06        $0.15        $0.10
  Distributions from Realized
    Gains on Securities . . . . .    $2.75       $2.77        $0.61        $2.08        $3.04
                                  _____________________________________________________________
Net Asset Value, End
  of Period . . . . . . . . . . .   $30.65      $30.73       $29.64       $33.60       $34.81      $34.79

                                  =============================================================

Total Return  . . . . . . . . . .     7.57%       9.28%       -1.31%       20.83%       12.96%


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Ratios/Supplemental Data:

  Net Assets, End of Period . .     $536,846    $532,330     $506,200     $584,347     $628,809

  Ratio of Expenses to
   Average Net Assets . . . . .        2.61%       2.64%        2.84%        2.76%        2.86%

  Ratio of Net Income to
   Average Net Assets . . . . .        0.59%      -0.26%        0.20%        0.39%        0.30%

  Portfolio Turnover Rate . . .        6.13%      17.68%        0.00%        0.00%        0.00%

  Number of Shares Outstanding,
   End of Period  . . . . . . .       17,518      17,322       17,080       17,391       18,066


*See accompanying notes and independent auditor's report.

